UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: (Date of earliest event reported): April 30, 2010 (April 30, 2010)
REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	000-51757	16-1731691
(State or other	(Commission file number)	(I.R.S. Employer Identification No.)
jurisdiction of
incorporation)
2001 Bryan Street, Suite 3700
Dallas, Texas 75201
(Address of principal executive offices, including Zip Code)
(214) 750-1771
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 7.01. Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
RIGS Transaction. On April 30, 2010, Regency Haynesville Intrastate Gas LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (“Regency Haynesville”), and EFS Haynesville, LLC, a Delaware limited liability company (“EFS Haynesville”), entered into (i) an Assignment and Assumption Agreement pursuant to which Regency Haynesville purchased 76,989 units representing general partner interests (the “RIGS GP Units”) in RIGS Haynesville Partnership Co., a Delaware general partnership (the “RIGS Partnership”), and (ii) a Voting Agreement which grants Regency Haynesville the right to vote the general partner interest in the RIGS Partnership retained by EFS Haynesville. EFS Haynesville is a subsidiary of General Electric Capital Corporation and an affiliate of the Partnership. The RIGS Partnership is a joint venture entity that owns the Regency Intrastate Gas System. Regency Haynesville paid an aggregate purchase price of $92,086,857 to EFS Haynesville in exchange for the RIGS GP Units and Regency Haynesville now owns approximately 49.99% of the RIGS Partnership.
The foregoing descriptions of the Assignment and Assumption Agreement and the Voting Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the Assignment and Assumption Agreement and the Voting Agreement, which are filed as exhibits to this report and incorporated herein by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
The text set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this item by reference.

Item 7.01. Regulation FD Disclosure.
     On April 30, 2010, the Partnership issued a news release announcing the entering into of the Assignment and Assumption Agreement by and between Regency Haynesville and EFS Haynesville. A copy of the press release is attached as Exhibit 99.1.
The information contained in this Item 7.01 and Exhibit 99.1 of this report (i) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended, and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Partnership with the SEC under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
Exhibit 10.1	Assignment and Assumption Agreement, dated April 30, 2010, by and between EFS Haynesville, LLC and Regency Haynesville Intrastate Gas LLC.

Exhibit 10.2	Voting Agreement, dated April 30, 2010, by and between EFS Haynesville, LLC and Regency Haynesville Intrastate Gas LLC.

Exhibit 99.1	Regency Energy Partners LP press release dated April 30, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP
By:	Regency GP LP, its general partner
By:	Regency GP LLC, its general partner

By:	/s/ Stephen L. Arata
Stephen L. Arata
Executive Vice President and Chief Financial Officer

April 30, 2010

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 10.1	Assignment and Assumption Agreement, dated April 30, 2010, by and between EFS Haynesville, LLC and Regency Haynesville Intrastate Gas LLC.

Exhibit 10.2	Voting Agreement, dated April 30, 2010, by and between EFS Haynesville, LLC and Regency Haynesville Intrastate Gas LLC.

Exhibit 99.1	Regency Energy Partners LP press release dated April 30, 2010.